A.D VALOREM DUTY PAID ASST. COLLECTOR

STAMP DUTY 21 2 13 48 HONG KONG

HONG KONG 000 5 00 STAMP DUTY PAID

INSTRUMENT OF TRANSFER

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

I(We) 陳詩昌CHEN，SHIH-CHANG (Transferor) of
臺灣省臺北縣桃園縣大溪鎮南興里12鄰仁和路二段60巷8號 in consideration of the
Sum of Dollars TEN THOUSAND
paid to me (us) by (name in full) HEBRON TECHNOLOGY CO., LTD.
(occupation) CORPORATION

of (full address) P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

(hereinafter called "the said Transferee") do hereby transfer to the said Transferee the TEN THOUSAND SHARE(S) Shares numbered (10,000) standing in my (our) name in the Register of

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (we) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the 21 FEB 2013

Witness to the signature(s) of

Name

Address

陳詩昌

(陳詩昌CHEN，SHIH-CHANG)

Transferor

Witness to the signature(s) of

Name

Address

For and on behalf of
HEBRON TECHNOLOGY CO., LTD.

For and on behalf of
HEBRON TECHNOLOGY CO., LTD.
Authorized Signature(s)

(HEBRON TECHNOLOGY CO., LTD.)

Transferee

BY HAND

SOLD NOTE

Name of Purchaser (Transferee): HEBRON TECHNOLOGY CO., LTD.

Address: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

Occupation: CORPORATION

Name of Company in which the shares to be transferred:

HONGKONG XIBOLUN TECHNOLOGY LIMITED

香港希伯倫科技有限公司

Number of Shares: TEN THOUSAND SHARE(S) of HK$ 1.00 each.

Consideration Received: Hong Kong Dollars TEN THOUSAND (HK$10,000)

陳詩昌

(陳詩昌CHEN，SHIH-CHANG)

(Transferor)

Hong Kong, Dated 21 FEB 2013

INSTRUMENT OF TRANSFER ENDORSED

BOUGHT NOTE

Name of Seller (Transferor): 陳詩昌CHEN，SHIH-CHANG

Address: 臺灣省臺北縣桃園縣大溪鎮南興里12鄰仁和路二段60巷8號

Occupation: MERCHANT

Name of Company in which the shares to be transferred:

HONGKONG XIBOLUN TECHNOLOGY LIMITED

香港希伯倫科技有限公司

Number of Shares: TEN THOUSAND SHARE(S) of HK$ 1.00 each.

Consideration Received: Hong Kong Dollars TEN THOUSAND (HK$10,000)

For and on behalf of
HEBRON TECHNOLOGY CO., LTD.

For and on behalf of
HEBRON TECHNOLOGY CO., L
Authorized Signature(s)

(HEBRON TECHNOLOGY CO., LTD.)

(Transferee)

Hong Kong, Dated 21 FEB 2013